AMENDMENT TO
                          LOAN AGREEMENT



          AGREEMENT, made this 30th day of September, 1996, by and among:

          MXL INDUSTRIES, INC., a Delaware corporation (the
"Borrower");

          The Banks that have executed the signature pages hereto (individually a "Bank" and collectively, the "Banks"); and

          FLEET BANK, NATIONAL ASSOCIATION, a national banking association (the successor in interest to NatWest Bank
N.A.), as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");

                       W I T N E S S E T H:

          WHEREAS:

                    A.   The Borrower, the Banks and National
Westminster Bank N.J., as Agent (a predecessor in interest to the Agent) have heretofore entered into a Loan Agreement dated April 29, 1993 (as such Loan Agreement has heretofore been amended, the "Original Loan Agreement", and as the Original Loan Agreement is amended hereby and as it may from time to time hereafter be amended and supplemented, the "Loan Agreement");

          B.   The parties hereto wish to amend the Original Loan
Agreement as hereinafter set forth; and

          C. Capitalized terms used herein which are defined in the Original Loan Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


          Article 1.     Amendments to the Loan Agreement

          The Original Loan Agreement is hereby amended as follows:

          Section 1.1 Article 1 of the Original Loan Agreement is amended as follows:

          (a) The definition of "Agent's Main Office" is deleted in its entirety and the following new definition is substituted therefor:

               "'Agent's Main Office' - the office of the Agent presently located at 51 Cragwood Road, South
               Plainfield, New Jersey  07080."

          (b) The definition of "Principal Office" is deleted in its entirety, and the following new definition is substituted therefor:

               "'Principal Office' - The office of Fleet Bank,
               National Association presently located at 1133
               Avenue of the Americas, New York, New York 10036."

          (c) The following new definitions are added, each in the appropriate alphabetical order:

               "'Fleet' - Fleet Bank, National Association, a national banking association."

               "'Summit' - Summit Bank, a national banking association."

          Section 1.2 Section 2.8 of the Original Loan Agreement is amended as follows:

          (a) The heading of Section 2.8 is deleted in its entirety, and the following new heading is substituted therefor:

               "Section 2.8   Voluntary and Mandatory Changes in
                              Commitments; Mandatory and Optional
                              Prepayments of Loans."

          (b)  A new subsection (f) is added to Section 2.8 as follows:

               "(f) In the event that Five Star shall prepay the full outstanding balance of all Loans under the Five Star Loan Agreement, or Five Star shall terminate the Commitments under the Five Star Loan Agreement, then, in such event, not later than such prepayment or such termination, as the case may be,
               (i) the Borrower shall prepay the full outstanding balance of all Loans hereunder together with all accrued interest and Fees, and (ii) the Commitments hereunder shall thereupon terminate."



          Section 1.3 Section 10.9 of the Original Loan Agreement is amended by deleting subsection 10.9(c) and by substituting therefor the following:

               "(c) If to the Agent:

               Fleet Bank, National Association, as Agent
               51 Cragwood Road
               South Plainfield, NJ  07080
               Attention:  Murray Markowitz
               Telecopier No.:  (908)226-6205

               with a copy (other than in the case of Borrowing
               Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

               Sullivan & Worcester LLP
               767 Third Avenue
               New York, New York  10017
               Attention:  Simon B. Posner, Esq.
               Telecopier No.:  (212)758-2151"

          Section 1.4    The parties hereto acknowledge that:

          (a) Fleet is the successor to NatWest Bank N.A., which in turn was a successor to National Westminster Bank USA, and that all references in the Loan Agreement to "NatWest USA" shall be deemed to refer to Fleet, in its capacity as a Bank under the Loan Agreement; and

          (b) Summit is the successor to UJB, and that all references in the Loan Agreement to "UJB" shall be deemed to refer to Summit in its capacity as a Bank under the Loan Agreement.

          Section 1.5 The Original Loan Agreement, the Loan Documents, and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary to give effect to the provisions of this Amendment and Supplement. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.


          Article 2.     Acknowledgments and Confirmations

          Section 2.1 Each of Five Star and NPDC, as Guarantors, consents in all respects to the execution and delivery by the Borrower of this Amendment, and acknowledges and confirms that its Guaranty continues to be valid and in full force and effect.

          Section 2.2 Each of the Borrower, the Banks and the Agent hereby acknowledges and confirms that all references in the Loan Agreement, the other Loan Documents and any other agreement, instrument or document executed and delivered in connection herewith or therewith to the "Loan Agreement" or "this Agreement"
(insofar as such term refers to the Loan Agreement) shall be deemed to refer to the Original Loan Agreement as amended hereby.

          Section 2.3 The Borrower, the Banks, the Agent and the Guarantors acknowledge (i) that, concurrently herewith, the parties to the Five Star Loan Agreement are amending and supplementing the Five Star Loan Agreement pursuant to an Amendment and Supplement to Loan Agreement of even date herewith, and (ii) all references in the Loan Agreement and any of the other Loan Documents to the "Five Star Loan Agreement" shall be deemed to refer to the Five Star Loan Agreement as so amended and supplemented.


          Article 3.     Representations and Warranties

          The Borrower hereby represents and warrants to the Agent and the Banks that after giving effect to the amendment of the Original Loan Agreement pursuant hereto and the consummation of the transactions contemplated hereby, (a) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof, and (b) there exists no Default or Event of Default under the Loan Agreement.


          Article 4.     The Agent

          (a)  The Banks and the Agent agree and confirm that
Article 9 of the Loan Agreement applies in all respects to this Amendment, the Loan Agreement as amended hereby and the transactions contemplated herein. Without limiting the generality of the foregoing, each Bank agrees that Section 9.6 of the Loan Agreement applies to this Amendment and the transactions contemplated hereby, and that each Bank has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this Amendment.

          (b) Each Bank acknowledges that Fleet Bank, National Association is the successor in interest to NatWest Bank N.A. in its capacity as Agent, and that Fleet Bank, National Association, in such capacity, is vested with all the rights, powers, privileges and duties with which NatWest Bank N.A. had been vested in its capacity as Agent, and each Bank consents to the foregoing in all respects.


          Article 5.     Miscellaneous

          Section 5.1 THIS AMENDMENT, THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 5.2 The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment and Supplement in any jurisdiction.

          Section 5.3 This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

          Section 5.4 This Amendment shall be binding upon and inure to the benefit of the Borrower and the Guarantors and their respective successors and to the benefit of each of the Agent and the Banks and its respective successors and assigns. The rights and obligations of the Borrower and the Guarantors under this Amendment shall not be assigned or delegated without the prior written consent of the Banks, and any purported assignment or delegation without such consent shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   MXL INDUSTRIES, INC.



                                   By:
                                       Title:


                                   FLEET BANK, NATIONAL
                                     ASSOCIATION



                                   By:
                                   Title:


               [Signatures Continued on Next Page]


                                   SUMMIT BANK



                                   By:
                                   Title:


                                   FLEET BANK, NATIONAL
                                     ASSOCIATION, as Agent



                                  By:
                                  Title:



Consented to and
Agreed in All Respects:

NATIONAL PATENT DEVELOPMENT
  CORPORATION


By:
Title:


FIVE STAR GROUP, INC.


By:
Title: